SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                        STEWARDSHIP FINANCIAL CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

         -------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -------------------------------------------------------

     3)  Filing Party:

         -------------------------------------------------------

     4)  Date Filed:

         -------------------------------------------------------

Stewardship Financial Corporation
630 Godwin Avenue
Midland Park, New Jersey  07432-1405




                                          April 15, 1999



To Our Stockholder:

      You are cordially invited to attend the Annual Meeting of the Stockholders (the "Annual Meeting") of Stewardship Financial Corporation (the "Company"), the holding company for Atlantic Stewardship Bank ("the Bank"), to be held on May 11, 1999, at 7:00 P.M. at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405.

      At the Annual Meeting stockholders will be asked to consider and vote upon the election of 4 directors.

      The Board of Directors of the company believes that the matter to be considered at the Annual Meeting is in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" the matter to be considered.

      YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS. WHETHER OR NOT YOU EXPECT TO ATTEND, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED, SO THAT YOUR SHARES WILL BE REPRESENTED.

                                          Very truly yours,

                                          /S/EDWARD FYLSTRA
                                          -----------------
                                          Edward Fylstra
                                          Secretary

                             STEWARDSHIP FINANCIAL CORPORATION
                                     630 GODWIN AVENUE
                            MIDLAND PARK, NEW JERSEY 07432-1405


                          NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  TO BE HELD MAY 11, 1999



      Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Stewardship Financial Corporation (the "Company") will be held at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405, on May 11, 1999, at 7:00 P.M. for the purpose of considering and voting upon the following matters:

            1. To elect the four (4) persons named as Director nominees in the annexed Proxy Statement to serve as directors of the Company.

            2. To transact such other business as may properly come before the meeting.

      Stockholders of record at the close of business on March 31, 1999, are entitled to notice of and to vote at the Annual Meeting. Whether or not you contemplate attending the Annual Meeting, it is suggested that the enclosed proxy be executed and returned to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later proxy or by delivering a written notice of revocation to the Company.

                                          By Order of the Board of Directors

                                          Edward Fylstra
                                          Secretary


April 15, 1999





                        IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY

                        STEWARDSHIP FINANCIAL CORPORATION
                                630 GODWIN AVENUE
                       MIDLAND PARK, NEW JERSEY 07432-1405

                         -------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 11, 1999
                         -------------------------------

SOLICITATION AND VOTING OF PROXIES

      This Proxy Statement is being furnished to stockholders of Stewardship Financial Corporation (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Annual Meeting"), to be held on May 11, 1999, at 7:00 P.M., at the main office of the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1405 and at any adjournments thereof. The 1998 Annual Report to stockholders, including consolidated financial statements for the fiscal year ended December 31, 1998, and a proxy card accompany this Proxy Statement, which is first being mailed to record holders on or about April 15, 1999.

      Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTORS NAMED IN THE PROXY STATEMENT.

      Other than the matters set forth in the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

      A proxy may be revoked at any time prior to its exercise by sending a written notice of revocation to the Company, 630 Godwin Avenue, Midland Park, New Jersey 07432-1045, Attn: Ms. Ellie King. A proxy filed prior to the Annual Meeting may be revoked by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record holders to vote personally at the Annual Meeting.

      The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. Proxies may be solicited personally or by mail or telephone by directors, officers and other employees of the Company without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.


VOTING SECURITIES

      The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the company ("Common Stock") with each share entitling its owner to one vote on the matter to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

      The close of business on March 31, 1999, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 993,623 shares.

      The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

                     PROPOSAL TO BE VOTED ON AT THE MEETING

                              ELECTION OF DIRECTORS


      The Company's Certificate of Incorporation and its bylaws authorize a minimum of five (5) and a maximum of twenty-five (25) directors, but leaves the exact number to be fixed by resolution of the Board of Directors. The Board has fixed the current number of directors at ten (10).

      Directors will be elected to serve for a term of three (3) years and until their successors are duly elected and qualified. The Board has been divided into three (3) classes and directors are elected to serve in terms of three (3) years.

      If, for any reason, any of the nominees becomes unavailable for election, the proxy solicited by the Board of Directors will be voted for a substitute nominee selected by the Board of Directors. The Board has no reason to believe that any of the named nominees is not available or will not serve if elected. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEES PROPOSED BY THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEES.

      The following table sets forth the names of the nominees for election, their ages, a brief description of their recent business experience, including present occupations, the year in which each became a director of the Company or the Bank and the expiration of their current term. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934.


================================================================================
      NAME, AGE AND
      POSITION WITH                 BUSINESS              DIRECTOR   EXPIRATION
         COMPANY                   EXPERIENCE              SINCE(1)    OF TERM
--------------------------------------------------------------------------------

William C. Hanse, Esquire     Partner, Hanse & Hanse,       1985         1999
Age 64, Director              Attorneys at Law
--------------------------------------------------------------------------------

Margo Lane                    Corporate                     1994         1999
Age 48, Director              Communications
                              Manager, Garden State
                              Paper; and Corporate
                              Secretary,
                              Lane Electric, Inc.
--------------------------------------------------------------------------------

Arie Leegwater                Owner,
Age 65, Director and          Arie Leegwater                1985         1999
Chairman of the Board         Associates
                              (contractor)
--------------------------------------------------------------------------------

John L. Steen                 President,                    1985         1999
Age 61, Director and          Steen Sales, Inc., and
Vice Chairman of the          President, Dutch Valley
Board                         Throwing Co.,
                              (textiles)
================================================================================






----------
(1) Includes prior service on the Board of Directors of the Bank prior to the formation of the Company

INFORMATION WITH RESPECT TO THE REMAINING DIRECTORS.

      The following table sets forth the names of the remaining directors, their ages, a brief description of their recent business experience, including present occupations, and the year in which each became a director of the Company or the Bank and the expiration of their current term. No nominee is a director of another company registered pursuant to Section 12 of the Securities Exchange Act of 1934.


================================================================================
      NAME, AGE AND
      POSITION WITH                 BUSINESS              DIRECTOR   EXPIRATION
         COMPANY                   EXPERIENCE              SINCE(2)    OF TERM
--------------------------------------------------------------------------------

William Almroth               Retired; formerly             1993         2001
Age 68, Director              Senior Vice President,
                              Sony Music
                              Corporation
--------------------------------------------------------------------------------

Harold Dyer                   Retired, formerly             1985         2001
Age 71, Director              President,
                              White Laundry, Inc.
--------------------------------------------------------------------------------

Edward Fylstra, CPA           Managing Partner,             1985         2001
Age 79, Director              Fylstra, Wright & Co.
                              (accountants)
--------------------------------------------------------------------------------

Robert J. Turner              President,                    1985         2000
Age 56, Director              The Turner Group
                              (insurance)
--------------------------------------------------------------------------------

William J. Vander Eems        President, William            1991         2000
Age 49, Director              Vander Eems, Inc.
                              (contractor)
--------------------------------------------------------------------------------

Paul Van Ostenbridge          President and                 1985         2000
Age 46, Director and          Chief Executive
President and Chief           Officer.
Executive Officer             Atlantic Stewardship
                              Bank
================================================================================






----------
(2) Includes prior service on the Board of Directors of the Bank prior to the formation of the Company

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERs

      The following table sets forth information concerning the beneficial ownership of the Common Stock, no par value, as of February 3, 1999, by (i) each person who is known by the Company to own beneficially more than five percent (5%) of the issued and outstanding Common Stock, (ii) each director and nominee for director of the Company, and (iii) each executive officer of the Company as described in this Proxy Statement under the caption "Executive Compensation" and
(iv) all directors and executive officers of the Company as a group. Other than as set forth in this table, the Company is not aware of any individual or group which holds in excess of five percent (5%) of the outstanding Common Stock.


================================================================================
                                       Number of Shares
   Name of Beneficial Owner           Beneficially Owned(1)    Percent of Class
--------------------------------------------------------------------------------

William Almroth*                           52,378 (2)               5.28
-----------------------------------------------------------------------------

Harold Dyer*                               23,942                   2.41
-----------------------------------------------------------------------------

Edward Fylstra*                            11,583 (3)               1.17
------------------------------------------------------------------------------

William C. Hanse*                          25,949 (4)               2.62
-----------------------------------------------------------------------------

Margo Lane*                                 8,911 (5)               0.90
-----------------------------------------------------------------------------

Arie Leegwater*                            12,742 (6)               1.28
-----------------------------------------------------------------------------

John L. Steen*                             25,278                   2.55
-----------------------------------------------------------------------------

Robert J. Turner*                          24,433 (7)               2.46
-----------------------------------------------------------------------------

William J. Vander Eems*                    30,431 (8)               3.07
-----------------------------------------------------------------------------

Paul Van Ostenbridge**                      5,873**                 0.59
-----------------------------------------------------------------------------

Directors and Principal Officers          223,813                  22.45
of the Bank as a group (12
persons)
================================================================================

-------------

      * Includes 4,295 Non-Employee Director Stock Option Plan shares of common stock adjusted for the effect of the 1997 two for one stock split and the 1998 5% stock dividend.

      **    Includes 1,680 Employee Stock Option Plan shares of common stock adjusted for the effect of the 1997 two for one stock split and the 1998 5% stock dividend.

----------
      (1) Beneficially owned shares include shares over which the named person exercises either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or by relatives sharing the same home, (ii) by entities owned or controlled by the named person and (iii) by other persons if the named person has the right to acquire such shares within 60 days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person, either directly or through the Dividend Reinvestment Plan.

      (2) Includes 31,977 shares held by Mr. Almroth's spouse in her own name. Mr. Almroth disclaims beneficial ownership of the interest held by his spouse.

      (3) Includes 2,283 shares held by Mr. Fylstra's spouse in her own name. Mr. Fylstra disclaims beneficial ownership of the interest held by his spouse.

      (4) Includes 12,473 shares held jointly by Mr. Hanse and his spouse and 2,241 shares held by Mr. Hanse's spouse in her own name. Mr. Hanse disclaims beneficial ownership of the interest held by his spouse.

      (5) Includes 4,616 shares held jointly by Mrs. Lane and her spouse and 157 shares held by Mrs. Lane's spouse as custodian for their minor children. Mrs. Lane disclaims beneficial ownership of the interest held by her spouse.

      (6) Includes 3,363 shares held jointly by Mr. Leegwater and his spouse and 4,481 shares held by trusts of which Mr. Leegwater is the trustee. Mr. Leegwater disclaims beneficial ownership of the interest owned by his spouse.

      (7) Includes 5,104 shares held jointly by Mr. Turner and his spouse and 14,617 shares held by a company owned by Mr. Turner. Mr. Turner disclaims beneficial ownership of the interest held by his spouse.

      (8) Includes 9,364 shares held by Mr. Vander Eems' spouse in her own name and 3,891 shares held by Mr. Vander Eems as custodian for his children. Mr. Vander Eems disclaims beneficial ownership of the interest held by his spouse.



BOARD AND COMMITTEE MEETINGS

      The Board of Directors of the Company held thirteen (13) meetings during 1998. The Board of Directors holds regularly scheduled meetings each month and special meetings as circumstances require. All of the Directors of the Company attended at least 75% of the total number of Board and committee meetings held during 1998. Each Company Director is also a Bank Director.

      AUDIT COMMITTEE. The Company and the Bank have a standing Audit Committee of the Board of Directors. This committee arranges for the Company's outside audit and the Bank's Directors' Examinations through its independent certified public accountant, reviews and evaluates the recommendations of the Directors' Examinations, receives all reports of examination of the Company and the Bank by appropriate regulatory agencies, analyzes such regulatory reports, and reports to the Board the results of its analysis of the regulatory reports. This committee also receives reports directly from the Company's internal auditors and recommends any action to be taken in connection therewith. The Audit Committee met 10 times during 1998. The Audit Committee consisted during 1998 of Directors Dyer (Chairman), Almroth, deWaal Malefyt, Leegwater and Steen.

      PERSONNEL COMMITTEE. The Bank maintains a Personnel Committee which sets the compensation for the executive officers of the Company. In 1998, the Committee consisted of Directors Almroth (Chairman), Lane, Leegwater, Turner and Van Ostenbridge and met 5 times.

      NOMINATING COMMITTEE. The Company also maintains a Nominating Committee. The Nominating Committee makes nominations for candidates to serve on the Company's Board of Directors. In 1998, the Nominating Committee consisted of Directors Steen (Chairman), Hanse and Fylstra. The Nominating Committee met twice during 1998.



DIRECTORS' COMPENSATION

      DIRECTORS' FEES. Directors of the Company, other than full-time employees of the Company, receive fees of $550 per Board meeting attended, with the exception of Chairman Leegwater, who receives $1,100 per meeting. Directors also receive a fee of $100 per Committee meeting attended.

      STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS. The Company maintains the Stewardship Financial Corporation 1995 Stock Option Plan for Non-Employee Directors (the "Non-Employee Plan"). Under the Non-Employee Plan, 47,250 shares of Common Stock have been reserved for issuance. Of this total 40,900 stock options were granted on August 17, 1997. Non-Employee Directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate will participate in the Non-Employee Plan. Each participant in the Non-employee Plan will automatically receive an option to purchase 4,295 shares of Common Stock effective as of the date such participant commences his/her service on the Board of Directors. No options may be exercised more than ten years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Non-Employee Plan will be 95 percent of the fair market value on the date such option is granted.

                       COMPENSATION OF EXECUTIVE OFFICERS


PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Bank maintains a Personnel Committee which oversees executive compensation issues. The compensation payable to the Bank's executive officers is determined by the Board of Directors of the Bank upon recommendation of the Personnel Committee, without the participation of Mr. Van Ostenbridge on any compensation matter related directly to him.

      This report on executive options shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.


      EXECUTIVE COMPENSATION POLICY. The Bank's policy is to compensate its executives fairly and adequately for the responsibility assumed by them for the success and direction of the Bank, the effort expended in discharging that responsibility and the results achieved directly or indirectly from each executive's performance. "Fair and adequate compensation" is established after careful review of:

      1.    The Bank's earnings;

      2. The Bank's performance as compared to other companies of similar size and market area; and

      3. Comparison of what the market demands for compensation of similarly situated and experienced executives.

      Total compensation takes into consideration a mix of base salary, bonus, perquisites and stock options. The particular mix is established in order to competitively attract competent professionals, retain those professionals, and reward extraordinary achievement.

      The Board of Directors also considers net income for the year and earnings per share of the Bank before finalizing officer increases for the coming year.

      Based upon its current levels of compensation, the Bank is not affected by the new provisions of the Internal Revenue Code which limit the deductibility to a company of compensation in excess of $1,000,000 paid to any of its top five executives. Thus, the Bank has no policy regarding that subject.

      BASE SALARY. The Board of Directors bears the responsibility for establishing base salary.

      Salary is minimum compensation for any particular position and is not tied to any performance formula or standard. However, that is not to say that poor performance will not result in termination. Acceptable performance is expected of all executive officers as a minimum standard.

      To establish salary, the following criteria are used:

      1.    Position description.

      2.    Director responsibility assumed.

      3. Comparative studies of peer group compensation. Special weight is given to local factors as opposed to national averages.

      4.    Earnings performance of the Bank resulting in availability of funds.

      5. Competitive level of salary to be maintained to attract and retain qualified and experienced executives.

      STOCK OPTIONS. Recommendations for stock option awards are made by the Personnel Committee to the Stock Compensation Committee, which then makes recommendations to the entire Board of Directors for final action.

      The Personnel Committee meets to evaluate meritorious performance of all officers and employees for consideration to receive stock options.

      The Personnel Committee makes awards based upon the following criteria:

      1.    Position of the officer or employee in the Bank.

      2. The benefit which the Bank has derived as a result of the efforts of the award candidate under consideration.

      3. The Bank's desire to encourage long term employment of the award candidate.

      Perks, such as company automobiles and their related expenses, auxiliary insurance benefits and other perks which the Board of Directors of the Bank may approve from time to time are determined and awarded pursuant to evaluation under the same criteria used to establish base salary.

      CEO COMPENSATION. Paul Van Ostenbridge is President and Chief Executive Officer of the Company and the Bank, and has been President and Chief Executive Officer of the Bank since its inception. The Company and the Bank have continued to make progress toward all of their goals during Mr. Van Ostenbridge's tenure as President and Chief Executive Officer.

      The total compensation to Mr. Van Ostenbridge in 1998 is an increase of 4.5% over his total 1997 compensation. It is the opinion of the Board of Directors' of the Bank this increase represents an appropriate amount in view of Mr. Van Ostenbridge's level of personal performance in 1998, the results achieved by the Company and the Bank, and compares favorably to other executives in the banking industry.

      The Board believes that the total compensation for Mr. Van Ostenbridge represents fair compensation in view of the 1998 performance of the Company and the Bank as well as peer group comparisons.

                                    Members of the Committee

                                    William Almroth (Chairman)
                                    Margo Lane
                                    Arie Leegwater
                                    Robert J. Turner
                                    Paul Van Ostenbridge

            ANNUAL MANAGEMENT COMPENSATION AND ALL OTHER COMPENSATIOn

      The following table sets forth a summary for the last three fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officers of the Company. There are no other executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.


                           SUMMARY COMPENSATION TABLE

                 CASH AND CASH EQUIVALENT FORMS OF REMUNERATION
                 ----------------------------------------------

================================================================================
                            Annual Compensation               Long Term
                                                            Compensation (1)
                                                               Awards
                    -----------------------------------  -----------------------
                                                                     Securities
                                                         Restricted  Underlying
                                           Other Annual    Stock      Options/
      Name &               Salary   Bonus  Compensation   Award(s)      SARs
Principal Position  Year     ($)              ($)(2)        ($)         (#)
-------------------------------------------------------  -----------------------

Paul Van            1998  156,000   28,644     21,105        0         1,050
Ostenbridge                          (3)
President and CEO
                    -----------------------------------  -----------------------
                    1997  150,000   25,000     22,114        0         8,400
                                     (3)
                    -----------------------------------  -----------------------
                    1996  140,000   13,112     18,783        0             0
                                     (4)
================================================================================


----------
      (1) For fiscal years 1998, 1997 and 1996 the Bank had no long term incentive plans in existence, and therefore made no payouts for awards under such plans.

      (2) Includes the imputed value of personal use of Bank automobile, life insurance premium, Bank matching contributions to its 401(k) Plan, and Profit Sharing contributions.

      (3) Includes bonuses earned through the Executive Compensation Plan and accrued during 1998 and 1997, which were paid in the first quarters of 1999 and 1998, respectively.

      (4) Includes the value of shares of Common Stock awarded as a bonus in 1996 of 735 shares at a fair market value of $15.71 and 105 shares at a fair market value of $14.88 adjusted for the effect of the 1997 two for one stock split and the 1998 5% stock dividend.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

During 1998, 1,050 Incentive Stock Options were awarded to Paul Van Ostenbridge, President and CEO of the Company, under the Company's Employee Stock Option Plan. and 8,400 Incentive Stock Options were awarded during 1997 to Paul Van Ostenbridge, President and CEO of the Company, under the same Employee Stock Option Plan. The following table sets forth certain information regarding options granted to executive officers earning over $100,000 annually of the Company during fiscal years 1998 and 1997. The Company has never granted stock appreciation rights (SARS) to any of its executive officers.


OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

================================================================================

                             Individual Grants
                             -----------------

--------------------------------------------------------------------------------

                       Number of   % of Total
                      Securities   Options/SARs
                      Underlying   Granted to     Exercise
                     Options/SARs  Employees in    or Base      Expiration
   Name               Granted (#)   Fiscal Year  Price($/SH)       Date
--------------------------------------------------------------------------------

Paul Van Ostenbridge    1,050 (1)       50%        $20.00     September 10, 2007

================================================================================

----------
      (1) 210 options will become exercisable on February 20, 1999, and each year thereafter until all options are exercisable on February 20, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

No options were exercised by any executive officers of the Company disclosed in the Summary Compensation Table above during the fiscal year ended December 31, 1998. The following table sets forth for the named executive officer of the Company, the number of unexercised options held at December 31, 1998, and the potential value thereof based on the closing per share sales price of the Company's Common Stock of $21.00 on December 31, 1998.


================================================================================

                          Number of Securities     Value of Unexercised In-the-
                         Underlying Unexercised       Money Options at FY-End
                         Options at FY-End (#)(1)              ($) (2)

                               Exercisable(E)               Exercisable(E)
       Name                  Unexercisable(U)             Unexercisable(U)
------------------------------------------------------------------------------=

Paul Van Ostenbridge              1,680(E)                  $ 35,280(E)
                                  7,770(U)                  $163,170(U)

================================================================================


EMPLOYEE STOCK OPTION PLAN. The Company maintains the Stewardship Financial Corporation 1995 Stock Option Plan (the "Employee Plan"). Under the Employee Plan 47,250 shares of Common Stock have been reserved for issuance. Employees of the Company, the Bank, and any subsidiaries which the Company may incorporate or acquire are eligible to participate in the Employee Plan if such employees have a title of at least vice president. The Personnel Committee manages the Employee Plan and selects participants from the eligible employees. No option granted under the Employee Plan may be exercised more than 10 years after the date of its grant. The purchase price for shares of Common Stock subject to options under the Plan may not be less than 100% of the fair market value on the date such options are granted. There were stock options awarded to the three executives of the bank dated May 20, 1997, totaling 12,600 common shares, of which 8,400 common shares were awarded to Paul Van Ostenbridge, President and Chief Executive Officer of the Company and the Bank, subject to the terms and conditions of the Employee Stock Purchase Plan, with the first installment available for purchase of May 20, 1999, at the fair market value of $17.62.

EMPLOYEE STOCK PURCHASE PLAN. The Company maintains the Stewardship Financial Corporation 1995 Employee Stock Purchase Plan (the "Purchase Plan"). Under the Purchase Plan 47,250 shares of Common Stock are reserved for issuance. Shares acquired under the Purchase Plan may be obtained, at the discretion of the Company, from the authorized but unissued shares of Common Stock or from the open market. Employees of the Company, the Bank and any subsidiaries which the Company may incorporate or acquire who work at least 20 hours per week are eligible to participate in the Purchase Plan. Shares are purchased for participants through payroll deductions in a maximum amount of 10% of a participant's total compensation per pay period. Eligible employees must notify the Bank of their participation in the Purchase Plan and the amount of payroll deductions that will be applied to purchase shares for them. The funds contributed by each participant are used to purchase shares of Common Stock at 95% of the fair market value.


                  OTHER MATTERS RELATING TO EXECUTIVE OFFICERS
                                  AND DIRECTORS


INTEREST OF MANAGEMENT AND OTHERS IN CERTAIN TRANSACTIONS. The Bank has made in the past and, assuming continued satisfaction of generally applicable credit standards, expects to continue to make loans to directors, executive officers and their associates (i.e. corporations or organizations for which they serve as officers of directors, or in which they have beneficial ownership interests of 10% or more). These loans have all been made in the ordinary course of banking business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features.

The Company and the Bank retained the law firm of Hanse and Hanse as general counsel in 1998 and expect to continue to retain Hanse and Hanse as general counsel in 1999. Director William C. Hanse is a partner of the firm. During 1998, the Company and the Bank paid fees of approximately $14,400 to Hanse and Hanse.

The Company and the Bank purchase insurance through The Turner Group, an insurance brokerage owned by Robert J. Turner, a Director of the Company and the Bank. In 1998, the Company and the Bank paid insurance premiums of $79,733 to The Turner Group. In 1997, the Board approved an association with Diversified Tax Shelters, a division of The Turner Group, to sell life insurance, annuities and mutual funds to clients of the Bank.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by regulation of the Securities and Exchange Commission to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5 was required for those persons, the Company believes that, during the fiscal year ended December 31, 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

                                VOTING PROCEDURES

Nominees will be elected by a plurality of the shares voted at the Annual
Meeting.

             THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS
                VOTE FOR ITS NOMINEES FOR THE BOARD OF DIRECTORS.







                              INDEPENDENT AUDITORS

The Audit Committee of the Board of Directors of the Company and the Bank has recommended to such Boards that they retain the firm of KPMG LLP to act as independent public accountants for the Company and the Bank for the fiscal year ending 1999. KPMG LLP has acted as the Company's and the Bank's independent public accountants for the years ended December 31, 1996, 1997 and 1998.

KPMG LLP has advised the Company that one or more of its representatives will be present at the Annual Meeting to make a statement if they so desire and to respond to appropriate questions.



                              STOCKHOLDER PROPOSALS

Proposals of stockholders to be included in the Company's 2000 proxy material must be received by the Secretary of the Company no later than December 31, 1999. Pursuant to amended SEC Rule 14-a-4 (c) (1) the Company shall exercise discretionary voting authority to the extent conferred by Proxy with respect to shareholder proposals received after March 1, 2000.

                                  OTHER MATTERS

The Board of Directors is not aware of any other matters which may come before the Annual Meeting; however, in the event such other matters come before the meetings, it is the intention of the persons named in the proxy to vote on any such matters in accordance with the recommendation of he Board of Directors.

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                                   SFC [Logo]
                       STEWARDSHIP FINANCIAL CORPORATION

PROXY           ANNUAL MEETING - MONDAY, MAY 11, 1999 @ 7:00 P.M.          PROXY


                        [Logo] ATLANTIC STEWARDSHIP BANK
                                630 Godwin Avenue
                       Midland Park, New Jersey 07432-1405

The signer(s) hereby appoints Donald De Bruin, Paul D. Heerema, and Garret Hoogerhyde and each of them, proxies with power of substitution, to vote all shares the undersigned are entitled to vote at the above meeting or any adjournment thereof.

Nominees for election of three (3) year terms expiring April, 2002:

          William C. Hanse; Margo Lane; Arie Leegwater, John L. Steen
                      (Vote and sign on the reverse side)


--------------------------------------------------------------------------------


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        This Proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy
                    will be voted FOR Election of Directors
                    ---------------------------------------
       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF DIRECTORS
       ------------------------------------------------------------------

1) To elect persons specified on the reverse side of this card to the Board of Directors of the Bank to serve until their term expires or until their
successors are elected and qualified:   FOR     WITHHELD
                                        [ ]       [ ]

FOR, except vote withheld from the following nominee(s):


------------------------------------------------------



The signer(s) hereby revokes all proxies heretofore given by the signer to vote at said meeting or any adjournments thereof. Please sign exactly as name appears hereon. Joint owners should each sign. The undersigned acknowledges receipt of the accompanying Notice of the Annual Meeting and Proxy Statement dated April 15, 1999, for the Annual Meeting to be held on May 11, 1999.

                                ------------------------------------------------
                                                                            Date

                                ------------------------------------------------
                                Signature(s)                                Date


Anyone signing as attorney, executor, administrator, trustee, guardian, partner or corporate officer, should indicate office or capacity:

                                              ----------------------------------

                                 [ ] Please check if you will attend the meeting
                                                                          PROXY1

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